Exhibit 10.1

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) dated as of August 16, 2021, to the Credit Agreement referenced below is by and among ADAPTHEALTH INTERMEDIATE HOLDCO LLC, a Delaware limited liability company (“Intermediate Holdings”), AdaptHealth LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto, and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Credit Agreement dated as of January 20, 2021 (as amended, restated, increased, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, Intermediate Holdings, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent and Collateral Agent; and

WHEREAS, Borrower has requested certain modifications to the Credit Agreement and the Lenders have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended hereby.

2.             Amendments to Credit Agreement.

2.1           The following definition is hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“2030 Senior Notes” means the 5.125% Senior Notes due 2030 issued by the Borrower on August 19, 2021 in the aggregate principal amount of $600,000,000.

2.2           The following definitions in Section 1.1 of the Credit Agreement are amended and restated in its entirety to read as follows:

“Consolidated Funded Indebtedness” means, as of any date of determination, the Funded Indebtedness of the Consolidated Group on a consolidated basis determined in accordance with GAAP as of such date less the amount of unrestricted (unless “restricted” in favor of the Obligations) and unencumbered cash and Cash Equivalents on such date (the aggregate amount of which shall not exceed: (a) $300,000,000 for the Fiscal Quarter ending September 30, 2021; (b) $250,000,000 for the Fiscal Quarter ending December 31, 2021; and (c) $100,000,000 for each other Fiscal Quarter during the term of this Agreement).

“Existing Senior Notes” means (a) the 2028 Senior Notes, (b) the 2029 Senior Notes and (c) the 2030 Senior Notes.

2.3          Section 8.6(g) of the Credit Agreement is hereby rested in its entirety to read as follows:

“the Borrower may make Restricted Payments to pay the Preferred Note with the proceeds from the issuance of the 2030 Senior Notes;”

3.             Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by an Authorized Officer of each Loan Party, the Lenders and the Administrative Agent.

4.             Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.             Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, immediately after giving effect to this Amendment, (a) the representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) on and as of such earlier date, and (b) no event has occurred and is continuing which constitutes an Event of Default or a Default.

6.             Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7.             Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8.             No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.             Counterparts/Facsimile. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

10.           Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

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2

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	AdaptHealth LLC,
a Delaware limited liability company

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

AMENDMENT TO CREDIT AGREEMENT

Guarantors:	ACTIVSTYLE, LLC, a Minnesota limited liability company
AdaptHealth Intermediate Holdco LLC, a Delaware limited liability company
ADAPTHEALTH - MISSOURI LLC, a Missouri limited liability company
ADAPTHEALTH NEW ENGLAND LLC, a Delaware limited liability company
ADAPTHEALTH PATIENT CARE SOLUTIONS LLC, a Pennsylvania limited liability company
ADVOCATE MEDICAL SERVICES, LLC a Florida limited liability company
AIRCARE HOME RESPIRATORY, LLC, a California limited liability company
ALL AMERICAN HOME AID, LLC, a Massachusetts limited liability company
AMERICAN ANCILLARIES, INC., a Nevada corporation
AMERICOAST MARYLAND LLC, a Delaware limited liability company
ASSOCIATED HEALTHCARE SYSTEMS, INC., a New York corporation
BENNETT MEDICAL SERVICES LLC, a Nevada limited liability company
BRADEN PARTNERS, L.P., a California limited liability partnership
CHAMPLAIN VALLEY BRACE AND LIMB, L.L.C., a New York limited liability company
CHOICE MEDICAL HEALTH CARE, LLC, a Illinois limited liability company
CLEARVIEW MEDICAL INCORPORATED, a Texas corporation

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

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Guarantors (Continued):	CPAP2ME, INC., a Delaware corporation
DM ACQUISITION SUB LLC, a Delaware limited liability company
FAMILY HOME MEDICAL SUPPLY LLC, a Pennsylvania limited liability company
FAMILY MEDICAL SUPPLY, LLC, a North Carolina limited liability company
FIRST CHOICE DME LLC, a Delaware limited liability company
FIRST CHOICE HOME MEDICAL EQUIPMENT, LLC, a Delaware limited liability company
FLORIDA HOME MEDICAL SUPPLY, LLC, a Florida limited liability company
GOULD’S DISCOUNT MEDICAL, LLC, a Kentucky limited liability company
HALPRIN, INCORPORATED, a New York corporation
HEALTH SOLUTIONS LLC, a Pennsylvania limited liability company
HEALTHLINE MEDICAL EQUIPMENT, LLC, a Texas limited liability company
HOME MEDICAL EXPRESS, INC., a New York corporation
HOME MEDISERVICE, LLC, a Maryland limited liability company
HOME WELLNESS, LLC, a New Jersey limited liability company
HOMETOWN HOME HEALTH, LLC, a Delaware limited liability company
HUEY’S HOME MEDICAL, LLC, a Delaware limited liability company
J.M.R. MEDICAL, LLC, a Delaware limited liability company
LMI DME HOLDINGS LLC, a Delaware limited liability company
M.A.R.Y. MEDICAL, LLC, a California limited liability company

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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Guarantors (Continued):	MED STAR SURGICAL & BREATHING EQUIPMENT INC., a New York corporation
MED WAY MEDICAL, INC., a Utah corporation
MED-EQUIP, INC., a Pennsylvania corporation
MEDBRIDGE HOME MEDICAL LLC, a Delaware limited liability company
MEDIDEX, LLC, a Missouri limited liability company
MEDSTAR HOLDINGS LLC, a Delaware limited liability company
NRE HOLDING LLC, a Delaware limited liability company
OCEAN HOME HEALTH OF PA LLC, a Pennsylvania limited liability company
OCEAN HOME HEALTH SUPPLY LLC, a New Jersey limited liability company
OGLES OXYGEN, LLC, a South Carolina limited liability company
ORBIT MEDICAL OF PORTLAND, INC., a Utah corporation
PAL-MED, LLC, a South Carolina limited liability company
PALMETTO OXYGEN, LLC, a South Carolina limited liability company
PPS HME HOLDINGS LLC, a Delaware limited liability company
PPS HME LLC, a Delaware limited liability company
RELY MEDICAL SUPPLY, LLC, a Colorado limited liability company
ROBERTS HOME MEDICAL, LLC, a Maryland limited liability company
ROYAL MEDICAL SUPPLY INC., a New Jersey corporation

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

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Guarantors (Continued):	SENIOR CARE SERVICE, LLC, a Colorado limited liability company
SKORO ENTERPRISES, LLC, a Texas limited liability company
SLEEPEASY THERAPEUTICS, INC., a North Dakota corporation
SLEEP THERAPY, LLC, a Minnesota limited liability company
SOLARA HOLDINGS, LLC, a Delaware limited liability company
SOLARA INTERMEDIATE, LLC, a Delaware limited liability company
SOLARA MEDICAL SUPPLIES, LLC, a California limited liability company
SOUND OXYGEN SERVICE LLC, a Washington limited liability company
TOTAL RESPIRATORY, LLC, a Delaware limited liability company
TRICOUNTY MEDICAL EQUIPMENT AND SUPPLY, LLC, a Pennsylvania limited liability company
VERUS HEALTHCARE LLC, a Delaware limited liability company
VERUS HEALTHCARE, INC., a Delaware corporation

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

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Guarantors (Continued):	Aerocare Holdings, Inc., a Delaware corporation
Accucare Medical Equipment, LLC, an Oklahoma limited liability company
Aerocare Home Medical Equipment, Inc., a Missouri corporation
Aerocare Home Medical Equipment, Inc., a Texas corporation
Aerocare Home Medical, Inc., a Texas corporation
Aerocare, Inc., a Nevada corporation
Aerocare Pharmacy, Inc., a Texas corporation
All American Oxygen, Inc., a Kentucky corporation
Allcare, Inc., a Colorado corporation
Beacon Respiratory Services, Inc., a Delaware corporation
Care Plus Oxygen, Inc., a Pennsylvania corporation
Aerocare Express Medical, LLC, a Delaware limited liability company
Express Medical Supply, LTD, a Texas limited partnership
Freedom Respiratory, INC., a Virginia corporation
Home Respiratory Solution’s, INC., a Florida corporation
Paul Home Oxygen Services, INC., a Colorado corporation
Promise Medical, INC., a Texas corporation
Southern Home Respiratory & Equipment, INC., a Virginia corporation

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

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Guarantors (Continued):	The 3700 Company, L.L.C., a Colorado limited liability company
Twin Rivers Respiratory Care, INC., an Arkansas corporation
Sunbelt Medical Supply & Oxygen, INC., a Florida corporation
Pharmacy, Inc. Kentucky, a Kentucky corporation
Pharmacy, INC., a Delaware corporation
Beacon Respiratory Services of Georgia, INC., a Delaware corporation
Lovell Medical Supply, INC., a North Carolina corporation
Trinity Healthcare of Winston-Salem, INC., a Georgia corporation
M. Davis Management, INC., a Florida corporation
Oxygen & Sleep Associates, INC., a Tennessee corporation
All American Medical Services, INC., a Florida corporation
Charlotte Respiratory Solutions INC., a North Carolina corporation
AeroCare Employee Benefits, INC., a Florida corporation
Lamar, LLC, a Florida limited liability company
Skinny LLC, a Florida limited liability company
Respiratory Home Care of Bristol, LLC, a Tennessee limited liability company
Guardian Medical Inc, a Florida corporation
Desloge Home Oxygen and Medical Equipment, Inc., a Florida corporation
Reliable Medical of Conway, LLC, a South Carolina limited liability company
Reliable Medical Equipment, LLC, a South Carolina limited liability company
Patients First Medical Equipment of Spartanburg, LLC, a South Carolina limited liability company

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

AMENDMENT TO CREDIT AGREEMENT

Guarantors (Continued):	Hometown Respiratory Consultants, Inc., a Tennessee corporation
Louisville O2, INC., a Kentucky corporation
Triad Respiratory Solutions, INC., a North Carolina corporation
Bird & Bear Medical, Inc., an Arkansas corporation
CPAPSUPPLY.COM, Inc., a Texas corporation
The Oxygen Company, Inc., a Virginia corporation
Georgia Home Medical, INC., a Georgia corporation
Georgia Home Medical - Columbus, INC., a Georgia corporation
Edge Medical Supply, L.L.C., a Texas corporation
BJ’s Wheelchair Service, INC., a Texas corporation
T C Medical Supply, LLC, a Florida corporation
McFarland Group, INC., a Tennessee corporation
Atlantic Medical Supply, INC., a Florida corporation
Total Homecare Corporation, a Virginia corporation
Admeco, INC., a Florida corporation
Respracare, INC., a North Carolina corporation
Matrix Medical, LLC, a Florida corporation
First Choice In-HomeCare, INC., a Virginia corporation
American Preferred Home Medical, L.L.C., a Texas corporation
Dream Care of Virginia, LLC, a Virginia limited liability company
Southern Nevada Oxygen, INC., a Nevada corporation

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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AMENDMENT TO CREDIT AGREEMENT

Guarantors (Continued):	Carmichaels Home Medical Equipment, INC., a Georgia corporation
Lookout Medical Services, INC., a Tennessee corporation
Resp-I-Care, INC., a Tennessee corporation
Health Products Plus, INC., a Georgia corporation
Home Nursing Care, INC., a Virginia corporation
Choice Respiratory & Medical Equipment, INC., a Virginia corporation
Atlantic Medical, INC., a Virginia corporation
Clay Home Medical, INC., a Virginia corporation
Ameri-Quipt of North Carolina, INC., a North Carolina corporation
AirCare Home Medical, Inc., a Kentucky corporation
American Home Medical, INC., a Florida corporation
First Choice Medical Equipment, Inc., an Illinois corporation
Loftis Home Medical, LLC, a North Carolina limited liability company
Madison County Medical Equipment, Inc., an Iowa corporation
Lehigh Valley Respiratory Care - Lancaster, INC., a Pennsylvania corporation
Peach Home Health Care, INC., a Georgia corporation
Medway Medical Equipment, LLC, a Texas limited liability company
MME II, LLC, a Texas limited liability company
Premier Home Care, INC., a Kentucky corporation
Florida Home Cair, INC., a Florida corporation

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

AMENDMENT TO CREDIT AGREEMENT

Guarantors (Continued):	LCM Medical, INC., a Florida corporation
BestMED Respiratory, Inc., an Iowa corporation
BuypapUSA.com, Inc., an Oregon corporation
Hurst Medical Equipment, Inc., a West Virginia corporation
Parrish Home Medical, Inc., a South Carolina corporation
Quality Respi-Care, INC., a Georgia corporation
Medical Necessities and Services, LLC, a Tennessee limited liability company
Kentucky Medical Supply, Inc., a Kentucky corporation
Austin Respiratory Equipment, INC., a Florida corporation
Home Care Medical, Inc., a Wisconsin corporation
Cornerstone Medical Services of Columbus LLC, an Ohio limited liability company
Cornerstone Medical Services -- Midwest, LLC, an Ohio limited liability company
Legacy Medical LLC, an Ohio limited liability company
Heartland Medical Equipment, Inc., a Missouri corporation
B-Pharm, Inc., a Missouri corporation
GME Medical Supply, INC., a Virginia corporation
Tricorex, INC., a Missouri corporation
Grace Medical, INC., a Florida corporation
Wolf Industries, Inc., a Mississippi corporation
Grace Healthcare DME INC., a Mississippi corporation
Grace Healthcare, INC., a Mississippi corporation

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

AMENDMENT TO CREDIT AGREEMENT

Guarantors (Continued):	Grace Healthcare Internet Sales, INC., a Mississippi corporation
Grace Healthcare Medical, INC., a Mississippi corporation
Grace Medical Equipment, INC., an Alabama corporation
Grace Healthcare Incorporated, a Louisiana corporation
Mississippi HMA DME, LLC, a Mississippi limited liability company
Prattville Medical Equipment, INC., an Alabama corporation
Montgomery Medical Supply, INC., an Alabama corporation
Medlogic Birmingham INC., an Alabama corporation
Medlogic Anniston INC, an Alabama corporation
Medical Logic, INC., an Alabama corporation
Medical Logic Ft. Walton, INC., an Alabama corporation
Breathe Grace Medical Supply, LLC, a Maryland limited liability company
Vitacare, L.L.C. an Oklahoma limited liability company
ABC Medical, LLC, a South Carolina limited liability company
MedHome Specialty Services, LLC, a Mississippi limited liability company
Ours CORPORATION, an Illinois corporation
IV Care, LLC, a Missouri corporation
Rocky Mountain Medical Equipment Inc., a Colorado corporation
Rocky Mountain Medical Equipment, LLC, a Colorado corporation
Major Medical Supply, LLC, a Colorado limited liability company
Major Medical Supply of Denver, LLC, a Colorado limited liability company

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

AMENDMENT TO CREDIT AGREEMENT

Guarantors (Continued):	Major Medical Supply of Fort Collins, LLC, a Colorado limited liability company
Major Medical Supply of Brighton LLC, a Colorado limited liability company
Major Medical Supply of Colorado Springs LLC, a Colorado limited liability company
Major Medical Supply of Greeley LLC, a Colorado limited liability company
PVHS Home Medical Supply, LLC, a Colorado limited liability company
Community Medical Supply, Inc., an Iowa corporation
Oxygen One, INC., a Wisconsin corporation
Quality Medical Services, INC., an Iowa corporation
Manor Respiratory Care, INC., a Tennessee corporation
Specialized Medical Devices, INC., an Alabama corporation
Desert Ridge Rehabilitation & Health Center LLC, an Arizona limited liability company
THH Acquisition LLC I, a Delaware limited liability company
Airway Oxygen, INC., a Michigan corporation
BHS, INC., a Kentucky corporation
Hub’s Home Oxygen & Medical Supplies, INC., a Pennsylvania corporation
CressCare Medical, INC., a Pennsylvania corporation
Bluegrass Oxygen, INC., a Kentucky corporation
New England Home Medical Equipment, LLC, a Massachusetts limited liability company

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

AMENDMENT TO CREDIT AGREEMENT

Guarantors (Continued):	Diabetes Supply Center of the Midlands, LLC, a Nebraska limited liability company
Legacy HomeMedical LLC, a Utah limited liability company
Pinnacle Medical Solutions, LLC, a Mississippi limited liability company
Pinnacle Medical Solutions, INC., a Delaware corporation
Diabetes Management and Supplies, L.L.C., a Louisiana limited liability company
Diabetes Management Pharmacy, L.L.C., a Louisiana limited liability company

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

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ADAPTHEALTH LLC SECOND

AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT

AND COLLATERAL AGENT:	REGIONS BANK

	By:	/s/ Ned Spitzer
	Name:	Ned Spitzer
	Title:	Managing Director

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ADAPTHEALTH LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	REGIONS BANK

	By:	/s/ Ned Spitzer
	Name:	Ned Spitzer
	Title:	Managing Director

CITIZENS BANK, N.A.

	By:	/s/ James Harbeson
	Name:	James Harbeson
	Title:	Director

fifth third bank, national association

	By:	/s/ John McChesney
	Name:	John McChesney
	Title:	Director, VP

JPMorgan Chase Bank, N.A.

	By:	/s/ Kristina Harbison
	Name:	Kristina Harbison
	Title:	Authorized Signer

KeyBank National Association

	By:	/s/ Scott Klingbeil
	Name:	Scott Klingbeil
	Title:	Vice President

TRUIST BANK

	By:	/s/ James W. Ford
	Name:	James W. Ford
	Title:	Managing Director

cit BANK, N.A.

	By:	/s/ William Backus
	Name:	William Backus
	Title:	Director

Deutsche Bank AG New York Branch

	By:	/s/ Joseph Devine
	Name:	Joseph Devine
	Title:	Managing Director

	By:	/s/ Michael Busam
	Name:	Michael Busam
	Title:	Managing Director

ADAPTHEALTH LLC SECOND

AMENDMENT TO CREDIT AGREEMENT

LENDERS (CONTINUED):	Hancock Whitney Bank

	By:	/s/ Megan Brearey
	Name:	Megan Brearey
	Title:	Senior Vice President

Royal Bank of Canada

	By:	/s/ Mustafa Topiwalla
	Name:	Mustafa Topiwalla
	Title:	Authorized Signatory

People’s United Bank, N.A.

	By:	/s/ Donna J. Emhart
	Name:	Donna J. Emhart
	Title:	Senior Vice President

BancAlliance Inc

	By:	Alliance Partners LLC, its Attorney-in Fact

	By:	/s/ John Gray
	Name:	John Gray
	Title:	Executive Vice President

BankUnited, N.A.

	By:	/s/ Craig Kincade
	Name:	Craig Kincade
	Title:	Senior Vice President

First Midwest Bank

	By:	/s/ James A. Goody
	Name:	James A. Goody
	Title:	Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION

	By:	/s/ Josh Tang
	Name:	Josh Tang
	Title:	Vice President

Bank of America, N.A.

	By:	/s/ Linda E.C. Alto
	Name:	Linda E.C. Alto
	Title:	Senior Vice President

ADAPTHEALTH LLC SECOND

AMENDMENT TO CREDIT AGREEMENT

LENDERS (CONTINUED):	Capital One, National Association

	By:	/s/ Karen M. Dahlquist
	Name:	Karen M. Dahlquist
	Title:	Duly Authorized Signatory

First Horizon Bank

	By:	/s/ Sameer Gupta
	Name:	Sameer Gupta
	Title:	Managing Director

Renasant Bank

	By:	/s/ Alex Falgiano
	Name:	Alex Falgiano
	Title:	Managing Director

Synovus Bank

	By:	/s/ Tejas Patel
	Name:	Tejas Patel
	Title:	Senior Manager

UBS AG, Stamford Branch

	By:	/s/ Santiago Adrian
	Name:	Santiago Adrian
	Title:	Associate Director

	By:	/s/ Dionne Robinson
	Name:	Dionne Robinson
	Title:	Associate Director

BANK OF THE WEST

	By:	/s/ Michael Weinert
	Name:	Michael Weinert
	Title:	Director

ADAPTHEALTH LLC SECOND

AMENDMENT TO CREDIT AGREEMENT